SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 30, 1998


                       Consolidated Technology Group Ltd.
             (Exact name of Registrant as Specified in its Charter)

          New York                       0-4186               13-1948169
(State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)                File No.)          Identification No.)


                     160 Broadway, New York, New York 10038
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (212) 233-4500.

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Item 6.  Resignation of Registrant's Directors.

         On March 30, 1998, Consolidated Technology Group Ltd. (the "Company") and its wholly-owned subsidiary, SIS Capital Corp. ("SISC") entered into a series of agreements with Lewis S. Schiller ("Schiller"), Grazyna B. Wnuk ("Wnuk"), E. Gerald Kay ("Kay") and Norman J. Hoskin ("Hoskin").

         Pursuant to the agreements:

         1. Schiller, Wnuk, Kay and Hoskin agreed to resign as directors and officers of the Company and its subsidiaries contemporaneously with the closing of the sale by International Magnetic Imaging, Inc. and certain of its subsidiaries (collectively, "IMI") of substantially all of their assets pursuant to an asset purchase agreement (the "Asset Purchase Agreement") dated January 28, 1998 between IMI and Comprehensive Medical Imaging, Inc. IMI is a subsidiary of the Company. The sale by IMI is referred to as the "IMI Sale." The sale pursuant to the Asset Purchase Agreement has been disclosed by the Company in a prior filing on Form 8-K and closed as of March 31, 1998.

         2. In consideration for payments of approximately $4.0 million to Schiller and Wnuk, the Company agreed to purchase from Schiller and Wnuk all of their rights under their respective employment agreements and their stock interest in IMI. Such payments represent a significant discount from the amounts due under their respective employment agreements.

         3. Schiller agreed to transfer to the Company 1,190,000 shares of the Company's Common Stock owned by him.

         4. The Company agreed to transfer to Schiller or his designees for nominal consideration, certain subsidiaries of the Company. Such subsidiaries operate at a loss and have, in the aggregate, either a negative or zero net worth.

         5. Schiller agreed to enter into a three-year consulting agreement with the Company, for which he will receive annual compensation of $100,000.

         6. The Company, its subsidiaries and Schiller, Wnuk, Kay and Hoskin agreed to execute mutual releases, and the Company will provide Schiller, Wnuk, Kay and Hoskin with certain indemnification rights.

         The negotiations were conducted with representatives of shareholders who are not affiliated either with present management or with the plaintiffs in certain recent litigation against the Company, which was disclosed in prior filings on Form 8-K.

         Immediately prior to the completion of the IMI Sale, Schiller, Wnuk, Kay and Hoskin, the present directors of the Company, will elect as their successors as directors three individuals who are designated by the representative of the shareholders and who are reasonably acceptable to the present directors.

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Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

         99.1 Agreement dated as of March 30, 1998, by and among the Company, SISC and Lewis S. Schiller.

         99.2 Agreement dated as of March 30, 1998, by and among the Company, SISC and Grazyna B. Wnuk.

         99.3 Agreement dated as of March 30, 1998, by and among the Company, SISC, E. Gerald Kay and Norman J. Hoskin.

         99.4 Agreement dated as of March 30, 1998, by and among the Company, SISC, Lewis S. Schiller, Grazyna B. Wnuk, E. Gerald Kay and Norman J. Hoskin.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       CONSOLIDATED TECHNOLOGY GROUP LTD.


                                       By:/S/______________
Date: April 2, 1998                       Lewis S. Schiller
                                          Chairman and Chief Executive Officer


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Exhibit 99.1

                  AGREEMENT made this 30th day of March, 1998 by and among Consolidated Technology Group Ltd., ("CTG"), SIS Capital Corporation, a wholly-owned subsidiary of CTG ("SISC"), and Lewis S.
Schiller ("Schiller").

                  WHEREAS, Schiller is a party to an employment agreement with CTG, which provides for significant bonus, retirement and other payments; and

                  WHEREAS, SISC's subsidiary, International Magnetic Imaging, Inc. and certain of its subsidiaries (collectively, "IMI"), are selling substantially all of their assets to Comprehensive Medical Imaging, Inc. ("CMI") pursuant to an asset purchase agreement (the "Purchase Agreement") dated January 28, 1998, as amended, by and among IMI, such subsidiaries and CMI, which sale is referred to as the "IMI Sale" and the closing for which is presently scheduled to occur on March 31, 1998; and

                  WHEREAS, Schiller has an equity interest in IMI; and

                  WHEREAS, Schiller is willing to sell his employment agreement to CTG on and subject to the terms of this Agreement; and

                  WHEREAS, Schiller is willing to waive certain rights he has under certain agreements with CTG and its subsidiaries; and

                  WHEREAS, CTG desires to dispose of certain of its subsidiaries and desires to sell such subsidiaries to Schiller or entities designated by Schiller, on and subject to the terms of this Agreement; and

                  WHEREFORE, it is hereby agreed as follows:

A.       Resignation of Schiller.

                  1. No later than 3:00 p.m. on March 30, 1998, Schiller shall deliver to Berlack, Israels & Liberman LLP ("BIL"), his irrevocable (subject to subparagraph A.2 of this Agreement) written resignation as an officer and director of CTG, SISC, and their respective subsidiaries and divisions, except for the Transferred Subsidiaries, as hereinafter defined. Such resignation shall, by its terms, be effective contemporaneously when the Effectiveness Conditions, as hereinafter defined, shall have occurred and the resignation shall be held by BIL in escrow until the Effectiveness Conditions shall have occurred or this Agreement shall have terminated. The resignation shall be delivered by fax, with a manually signed copy to be delivered by FedEx or other overnight courier service.

                  2. The Effectiveness Conditions shall have the meaning determined in accordance with a certain agreement (the CTG Agreement") dated the date of this Agreement among CTG, SISC, Schiller, Grazyna B. Wnuk ("Wnuk"), E. Gerald Kay and Norman J. Hoskin. If, for any reason, the Effectiveness Conditions shall not have occurred as set forth in the CTG Agreement, BIL shall deliver to Schiller his resignation, which shall have no force and effect.

B.       Payments to Schiller.

                  1. Contemporaneously with the closing of the IMI Sale, CTG shall cause IMI to pay to Schiller, on behalf of CTG and from the proceeds of the IMI Sale which are due to CTG from IMI, the sum of $2,412,286, for which CTG shall purchase from Schiller all of his rights under and pursuant to, his restated

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employment agreement dated as of January 1, 1997 (the "Schiller Employment
Agreement"). As a result of the purchase of the Schiller Employment Agreement, Schiller shall have no rights or claims arising out of, or based upon, his employment with CTG or any of its subsidiaries, except that Schiller's rights under the indemnification provisions of Paragraph 14(g) of the Schiller Employment Agreement shall remain in full force and effect. In connection with the sale of the Schiller Employment Agreement, Schiller shall return to CTG any property of CTG or its subsidiaries which is in his possession.

                  2. Contemporaneously with the closing of the IMI Sale, IMI shall pay to Schiller or his assigns the sum of $1,044,676, in exchange for the stock interest in IMI which is held by Schiller and certain designees of Schiller, including members of his family. To the extent that any of such funds are paid to members of Schiller's family or DLB, Inc. ("DLB"), such payments shall be deemed to have been paid to such persons or entity in exchange for their stock interest in IMI.

                  3. Contemporaneously with the closing of the IMI Sale, IMI shall, on behalf of CTG, pay to DLB the sum of $25,000, in satisfaction of a loan made to CTG by DLB.

                  4. The payments pursuant to subparagraphs B.1 and B.2 of this Agreement (collectively, the "Schiller Payments") shall be made by wire transfer to Schiller or to such persons, entities or accounts as shall be designated by Schiller at or prior to the closing of the IMI Sale.

                  5. Schiller acknowledges, represents and warrants that each and every obligation which CTG and its subsidiaries, including IMI, may have to Schiller, any members of his family (including Blake, Douglas, Linda and Carol Schiller), DLB, Inc. or Wnuk (other than those set forth in this Agreement, the CTG Agreement, the consulting agreement described in subparagraph E.1 of this Agreement, and, with respect to Wnuk, a certain agreement dated the date of this Agreement between CTG and Wnuk (the "Wnuk Agreement"), shall be fully satisfied and discharged when Schiller receives the Schiller Payments and Wnuk receives the Wnuk Payments, as defined in the Wnuk Agreement.

                  6. All employment, termination, pensions, contracts, and other agreements between CTG, SISC and their respective subsidiaries and divisions, on the one hand, and Schiller on the other hand, including, but not limited to, the Schiller Employment Agreement, and any and all of Schiller's rights thereunder shall automatically terminate contemporaneously with the closing of the IMI Sale and the payment of the Schiller Payments, except for the indemnification provision in Paragraph 14(g) of the Schiller Employment Agreement, which shall survive.

C.       Sale of Certain Subsidiaries to Schiller.

                  1. Contemporaneously with the closing of the IMI Sale, CTG shall transfer or cause to be transferred to Schiller or to his designees for a consideration of $1.00 for each company, the following subsidiaries (collectively, the "Transferred Subsidiaries") of SISC: Televend Inc., Sequential Electronics Systems, Inc., S-Tech, Inc. ("S-Tech"), FMX Corporation, SES Holdings, Inc., Spectec, Inc. and The Trinity Group, Inc. ("Trinity"). The sale of the Transferred Subsidiaries shall be effective as of December 31, 1997.

                  2. Schiller represents and warrants that (a) the Transferred Subsidiaries have a zero or negative combined net worth at December 31, 1997,
(b) Spectec, Inc. and SES Holdings, Inc are corporations with no assets other than the outstanding capital stock of certain of the Transferred Subsidiaries,
(c) Trinity has no assets other than its contracts which are to be assigned to CTG pursuant to this Agreement and contract rights thereunder.

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                  3.  Contemporaneously with the closing of the IMI Sale,
Trinity shall transfer to CTG all of its rights under any agreements, including agreements with subsidiaries of CTG. At the time of the sale of Trinity to Schiller or his designee, Trinity will have no contract rights or other assets.

                  4. The sale of the Transferred Subsidiaries pursuant to subparagraph C.1 of this Agreement shall be in the form of either a transfer of stock or a transfer of assets, subject to liabilities, of the applicable subsidiaries, as Schiller and the Representative, as defined in the CTG Agreement, shall determine. If the transaction is structured as a stock sale, CTG or the appropriate subsidiary shall deliver to Schiller or his designee the certificates representing such shares, with stock powers duly executed. If the transaction is structured as an asset sale, the subsidiary shall execute a instrument of conveyance and the transferee shall execute an instrument assuming the transferor's liabilities, both of which shall be in customary form. All such documents shall be in form and substance reasonably satisfactory to Schiller and the Representative.

D.       IMI Escrow Payment.

                  1. Pursuant to the Purchase Agreement, CMI is depositing into escrow (the "IMI Escrow") a portion of the purchase price payable pursuant to the Purchase Agreement. The IMI Escrow is to be used to pay certain vacation and severance obligations which CMI may incur with respect to present IMI employees.

                  2. At the IMI Closing, Schiller shall deposit with the firm of Spector & Feldman, as escrow agent, pursuant to an escrow agreement among Schiller, the Representative and the escrow agent, cash or marketable securities having a value on such date of $200,000, accompanied by stock powers duly endorsed in blank with signature medallion guaranteed, with respect to any such securities. Such escrow is referred to as the "Schiller Escrow." Any securities held in the Schiller Escrow may be held in a brokerage account in the name of Spector and Feldman, as escrow agent for Lewis S. Schiller. Any cash may be invested in marketable securities designated by Schiller and any securities may be sold and the proceeds reinvested in other marketable securities designated by Schiller and reasonably acceptable to the Representative which consent shall not be unreasonably withheld or delayed..

                  3. To the extent that the amount disbursed from the IMI Escrow shall equal or exceed $200,000, the Schiller Escrow shall be paid to Schiller. To the extent that the amount disbursed from the IMI Escrow shall be less than $200,000, within seven (7) days after the disbursement of the IMI Escrow, the escrow agent shall pay to CTG the amount of such shortfall, and the balance of the Schiller Escrow shall be paid to Schiller.

E.       Other Obligations Concerning Schiller.

                  1. At the effective time, CTG shall enter into a consulting agreement with Schiller providing for consulting fees of $100,000 per year for three years. Such consulting agreement shall provide that (a) Schiller shall make himself available at reasonable times on reasonable notice to provide services to CTG, (b) CTG shall provide him with office facilities at its office in connection with any services rendered by him for CTG, (c) Schiller shall not be required to devote any specified amount of time pursuant to the consulting agreement other than a reasonable time to perform such duties, (d) CTG acknowledges that Schiller shall have other business interests which will require a significant amount of his time, and his duties pursuant to the consulting agreement shall not unreasonably interfere with his other business activities and shall not require him to make any material changes in his business or personal plans, (e) his compensation shall be paid in equal monthly installments, payable in advance on the first day of each month, (f) in the event

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of Schiller's death or disability, the payments under the consulting agreement shall continue as death or disability benefits, as the case may be, and (g) in the event that CTG fails to make any payment when due or within ten days after receipt of written notice sent by certified mail or overnight courier service or by hand, the balance of the payments due pursuant to the consulting agreement for the balance of the three-year term shall become immediately due and payable.

                  2. Immediately after the effective time, CTG shall use its best efforts to have Schiller removed and released as a guarantor of any obligations of Netsmart or Arc Networks, Inc. ("Arc") to banks, commercial lenders or other financial institutions. CTG shall indemnify and hold Schiller harmless from and against any manner of loss, liability, damage or expense, including reasonable fees and expenses of counsel, which he may incur in the event that any obligee with respect to such guarantees seeks to obtain or obtains payment from Schiller with respect to such guarantees. This indemnification shall be in addition to, and not in limitation to, any subrogation rights which Schiller may have against Netsmart or Arc, as the case may be, under applicable law.

                  3. Schiller represents and warrants that as of the date of this Agreement Consolidated has outstanding 49,910,992 shares of Common Stock and that his stock ownership in CTG is as set forth under the caption "Beneficial Ownership of Securities and Security Holdings of Management" in CTG's proxy statement dated December 1, 1997.

F.       Covenants by Schiller.

                  1. Schiller shall surrender to CTG 1,190,000 shares of common stock of CTG currently owned by him, and shall deliver to CTG, immediately prior to the closing of the sale of IMI, the stock certificates representing such shares, duly endorsed for transfer with his signature medallion guaranteed. Such transfer shall be subject to the closing of the IMI Sale and the payment of the Schiller Payments.

                  2. Other than the Schiller Payments, neither Schiller nor members of Schiller's family shall receive, directly or indirectly, (a) any other cash, property or securities from CTG, SISC and their respective subsidiaries and divisions between the date hereof and the effective time, and/or (b) any proceeds from the IMI sale.

                  3. Schiller, on his own behalf and on behalf of his family members, hereby surrender, subject to the closing of the IMI Sale and the payment of the Schiller Payment, to CTG, Netsmart, Trans Global Services, Inc. ("Trans Global") and Arc all options, conversion rights or other rights to purchase any shares of the capital stock of each of such companies and shall, contemporaneously with the closing of the IMI Sale, deliver to the issuers thereof for cancellation all certificates or other forms of ownership reflecting such securities, and, if endorsement is required, shall be duly endorsed, with signature medallion guaranteed by the registered owners thereof. This subparagraph F.3 shall not affect in any manner any warrants to purchase stock of Netsmart, Trans Global or Arc which are owned by Schiller and his family members.

                  4. Schiller and members of Schiller's family shall retain the shares and warrants they currently own in Netsmart, Trans Global, Arc and CTG (other than the 1,190,000 shares of CTG being surrendered pursuant to subparagraph F.1).

                  5. Schiller hereby agrees that, except for any interest he presently has in shares registered in his own name, or the names of his family members, neither he nor members of his family, has or will, during the period between the date of this Agreement and the effective time, acquire or dispose of any beneficial

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interest, directly or indirectly, in any shares of CTG, SISC, Trans Global, Arc,
IMI or Netsmart, whether registered in their names or in the name(s) of any other person, except as herein contemplated. Schiller disclaims beneficial interest in any securities held by his family members or DLB, Inc. and nothing in this subparagraph F.5 shall be construed in any manner to impute to Schiller any beneficial interest in any securities held by such persons.

                  6. For a period of one year from the effective time, Schiller shall not (a) compete with CTG, SISC and their subsidiaries and divisions (other than those subsidiaries named in subparagraph D.1 of this Agreement), (b) hire or recruit any employees or consultants of CTG, SISC and their subsidiaries and divisions, or (c) disclose to any one their trade secrets and/or other information that is confidential or proprietary to them, and he shall execute and deliver to CTG such agreements and other documents in form and substance reasonably satisfactory to Schiller and the Representative, necessary to effectuate such agreement.

                  7. From the date hereof until the effective time, neither Schiller nor members of his family shall exercise any options, warrants, conversion rights or other rights to purchase any shares of capital stock, or transfer or sell any capital stock, of CTG, SISC and their respective subsidiaries or divisions, or any options, warrants, conversion rights or other rights to purchase shares of such capital stock.

G.       General.

                  1. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                  2. It is understood and agreed that the Representative, in his individual capacity as a shareholder of CTG and as representative of certain other shareholders, is a third-party beneficiary of Schiller's obligations pursuant to this Agreement.

                  3. This Agreement, together with the CTG Agreement, constitutes the entire agreement of the parties as to its subject matter, superseding any and all prior or contemporaneous oral or prior written agreements, understandings and letters of intent and may not be modified or amended nor may any right be waived except by a writing which is signed by all parties, in the case of a modification or amendment, or by the party granting the waiver, in the case of a waiver.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first aforesaid.

                                         CONSOLIDATED TECHNOLOGY GROUP LTD.


                                         By:_______________________
                                            SIS CAPITAL CORPORATION


                                         By:_________________
                                            Lewis S. Schiller

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Exhibit 99.2

                  AGREEMENT made this 30th day of March, 1998 by and among Consolidated Technology Group Ltd., ("CTG"), SIS Capital Corporation, a wholly-owned subsidiary of CTG ("SISC"), and Grazyna B. Wnuk ("Wnuk").

                  WHEREAS, Wnuk is a party to an employment agreement with CTG, which provide for significant bonus, retirement and other payments; and

                  WHEREAS, SISC's subsidiary, International Magnetic Imaging, Inc. and certain of its subsidiaries (collectively, "IMI"), are selling substantially all of their assets to Comprehensive Medical Imaging, Inc. ("CMI") pursuant to an asset purchase agreement (the "Purchase Agreement") dated January 28, 1998, by and among IMI, such subsidiaries and CMI, which sale is referred to as the "IMI Sale" and the closing for which is presently scheduled to occur on or about March 31, 1998; and

                  WHEREAS, Wnuk has an equity interest in IMI; and

                  WHEREAS, Wnuk is willing to sell her employment agreement to CTG on and subject to the terms of this Agreement; and

                  WHEREAS, Wnuk is willing to waive certain rights she has under certain agreements with CTG and its subsidiaries;

                  WHEREFORE, it is hereby agreed as follows:

A.       Resignation of Wnuk.

                  1. No later than 3:00 p.m. on March 30, 1998, Wnuk shall deliver to Berlack, Israels & Liberman LLP ("BIL"), her irrevocable (subject to subparagraph A.2 of this Agreement) written resignation as an officer and director of CTG, SISC, and their respective subsidiaries and divisions. Such resignation shall, by its terms, be effective contemporaneously when the Effectiveness Conditions, as hereinafter defined, shall have occurred and the resignation shall be held by BIL in escrow until the Effectiveness Conditions shall have occurred or this Agreement shall have terminated. The resignation shall be delivered by fax, with a manually signed copy to be delivered by FedEx or other overnight courier service.

                  2. The Effectiveness Conditions shall have the meaning determined in accordance with a certain agreement (the CTG Agreement") dated the date of this Agreement among CTG, SISC, Lewis S. Schiller ("Schiller"), Wnuk, E. Gerald Kay and Norman J. Hoskin. If, for any reason, the Effectiveness Conditions shall not have occurred as set forth in the CTG Agreement, BIL shall deliver to Wnuk her resignation, which shall have no force and effect.

B.       Payments to Wnuk.

                  1. Contemporaneously with the closing of the IMI Sale, CTG shall cause IMI to pay to Schiller, on behalf of CTG and from the proceeds of the IMI Sale which are due to CTG from IMI, the sum of $250,000, for which CTG shall purchase from Wnuk all of her rights under and pursuant to, her employment agreement with CTG (the "Wnuk Employment Agreement"). As a result of the purchase of the Wnuk Employment Agreement, Wnuk shall have no rights or claims arising out of, or based upon, his employment with CTG or any of its subsidiaries, except that her rights under the indemnification provisions

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of the Wnuk Employment Agreement shall remain in full force and effect. In connection with the sale of the Wnuk Employment Agreement, Wnuk shall return to CTG any company property in his possession.

                  2. Contemporaneously with the closing of the IMI Sale, IMI shall pay to Wnuk, the sum of $250,000 in exchange for the stock interest in IMI which is held by Wnuk.

                  3. The payments pursuant to subparagraphs B.1 and B.2 of this Agreement (collectively, the "Wnuk Payments") shall be made by wire transfer to Wnuk.

                  4. Wnuk acknowledges, represents and warrants that each and every obligation which CTG and its subsidiaries, including IMI, may have to Wnuk (other then those set forth in this Agreement and the CTG Agreement) shall be fully satisfied and discharged when Wnuk receives the Wnuk Payments.

                  5. All employment, termination, pensions, contracts, and other agreements between CTG, SISC and their respective subsidiaries and divisions, on the one hand, and Wnuk on the other hand, including, but not limited to, the Wnuk Employment Agreement, and any and all of Wnuk's rights thereunder shall automatically terminate contemporaneously with the closing of the IMI Sale and the payment of the Wnuk Payment pursuant to this Agreement and the Schiller Payments, as defined in a certain agreement dated the date of this Agreement between CTG and Lewis S. Schiller, except for the indemnification provision of the Wnuk Employment Agreement, which shall survive.

                  6. Wnuk hereby waives any payment from the proceeds of the sale of IMI, other than the Wnuk Payments.

C.       Other Obligations Concerning Wnuk.

                  1. Wnuk agrees that she shall not receive, directly or indirectly, (a) any cash, property or securities from CTG, SISC and their respective subsidiaries and divisions between the date hereof and the effective time, and/or (b) any proceeds from the IMI sale.

                  2. Wnuk hereby surrenders, as of the effective time, to CTG, Netsmart, Trans Global Services, Inc. ("Trans Global") and Arc all options, conversion rights or other rights to purchase any shares of the capital stock of each of such companies and she shall, contemporaneously with the closing of the IMI Sale and subject to this Agreement becoming effective, deliver to the issuers thereof for cancellation all certificates or other forms of ownership reflecting such securities. This subparagraph C.2 shall not affect in any manner any warrants to purchase stock of Netsmart, Trans Global or Arc which are owned by Wnuk.

                  3. Wnuk shall retain the shares and warrants she currently owns in Netsmart, Trans Global, Arc and CTG.

                  4. Wnuk hereby agrees that, except for any interest she presently has in shares registered in her own name, she does not have or will not have, during the period between the date of this Agreement and the effective time, acquire or dispose of any beneficial interest, directly or indirectly, in any shares of CTG, SISC, Trans Global, Arc, IMI or Netsmart, whether registered in her name or in the name(s) of any other person, except as herein contemplated.

                  5. From the date hereof until the effective time, Wnuk shall not exercise any options, warrants, conversion rights or other rights to purchase any shares of capital stock, or transfer or sell any

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capital stock, of CTG, SISC and their respective subsidiaries or divisions, or any options, warrants, conversion rights or other rights to purchase shares of such capital stock.

D.       General.

              1. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

              2. It is understood and agreed that the Representative, in his individual capacity as a shareholder of CTG and as representative of certain other shareholders, is a third-party beneficiary of Wnuk's obligations pursuant to this Agreement.

              3. This Agreement, together with the CTG Agreement, constitutes the entire agreement of the parties as to its subject matter, superseding any and all prior or contemporaneous oral or prior written agreements, understandings and letters of intent and may not be modified or amended nor may any right be waived except by a writing which is signed by all parties, in the case of a modification or amendment, or by the party granting the waiver, in the case of a waiver.

              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first aforesaid.

                                        CONSOLIDATED TECHNOLOGY GROUP LTD.


                                        By:_______________________
                                           SIS CAPITAL CORPORATION


                                        By:_______________
                                           Grazyna B. Wnuk


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Exhibit 99.3

                  AGREEMENT made this 30th day of March, 1998 by and among Consolidated Technology Group Ltd., ("CTG"), SIS Capital Corporation, a wholly-owned subsidiary of CTG ("SISC"), E. Gerald Kay ("Kay") and Norman J. Hoskin ("Hoskin").

                  WHEREAS, SISC's subsidiary, International Magnetic Imaging, Inc. and certain of its subsidiaries (collectively, "IMI"), are selling substantially all of their assets to Comprehensive Medical Imaging, Inc. ("CMI") pursuant to an asset purchase agreement (the "Purchase Agreement") dated January 28, 1998, by and among IMI, such subsidiaries and CMI, which sale is referred to as the "IMI Sale" and the closing for which is presently scheduled to occur on or about March 31, 1998; and

                  WHEREAS, Kay and Hoskin desire to resign as directors of CTG and its subsidiaries contemporaneously with the closing of the IMI Sale;

                  WHEREFORE, it is hereby agreed as follows:

A.       Resignation of Kay and Hoskin.

                  1. No later than 6:00 p.m. on March 30, 1998, or such later time as may be acceptable to the Representative, as defined in the CTG Agreement, as hereinafter defined, Kay and Hoskin shall deliver to Berlack, Israels & Liberman LLP ("BIL"), their irrevocable (subject to subparagraph A.2 of this Agreement) written resignation as a director of CTG, and its subsidiaries, except for the Transferred Subsidiaries, as hereinafter defined. Such resignations shall, by its terms, be effective contemporaneously when the Effectiveness Conditions, as hereinafter defined, shall have occurred and the resignation shall be held by BIL in escrow until the Effectiveness Conditions shall have occurred or this Agreement shall have terminated. The resignations shall be delivered by fax, with a manually signed copy to be delivered by FedEx or other overnight courier service.

                  2. The Effectiveness Conditions shall have the meaning determined in accordance with a certain agreement (the CTG Agreement") dated the date of this Agreement among CTG, SISC, Lewis S. Schiller, Grazyna B. Wnuk, Kay and Hoskin. If, for any reason, the Effectiveness Conditions shall not have occurred as set forth in the CTG Agreement, BIL shall deliver to Kay and Hoskin their respective resignations, which shall have no force and effect.

B.       Certain Obligations.

                  From the date hereof until the effective time, neither Kay nor Hoskin shall exercise any options, warrants, conversion rights or other rights to purchase any shares of capital stock, or transfer or sell any capital stock, of CTG, SISC and their respective subsidiaries or divisions, or any options, warrants, conversion rights or other rights to purchase shares of such capital stock.

C.       General.

              1. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

              2. It is understood and agreed that the Representative, in his individual capacity as a shareholder of CTG and as representative of certain other shareholders, is a third-party beneficiary of Schiller's obligations pursuant to this Agreement.

              3. This Agreement, together with the CTG Agreement, constitutes the entire agreement of the parties as to its subject matter, superseding any and all prior or contemporaneous oral or prior written agreements, understandings and letters of intent and may not be modified or amended nor may any right be waived except by a writing which is signed by all parties, in the case of a modification or amendment, or by the party granting the waiver, in the case of a waiver.

              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first aforesaid.

                                     CONSOLIDATED TECHNOLOGY GROUP LTD.


                                     By:_______________________
                                        SIS CAPITAL CORPORATION


                                     By:_____________
                                        E. Gerald Kay


                                        ________________
                                        Norman J. Hoskin

Exhibit 99.4

                  AGREEMENT made this 30th day of March, 1998 by and among Consolidated Technology Group Ltd., ("CTG"), SIS Capital Corporation, a wholly-owned subsidiary of CTG ("SISC"), Lewis S. Schiller ("Schiller"), Norman
J. Hoskin ("Hoskin"), Grazyna B. Wnuk ("Wnuk"), E. Gerald Kay ("Kay") (Schiller, Wnuk, Kay and Hoskin being collectively referred to as the "Directors", and collectively, with CTG and SISC, referred to as the "CTG Affiliates" and each, individually as a "CTG Affiliate").

                  WHEREAS, pursuant to a separate agreement (the "Schiller Agreement"), Schiller agreed among other things (a) to sell his restated employment agreement dated as of January 1, 1997 (the "Schiller Employment Agreement") to CTG, (b) to purchase from CTG or its subsidiaries certain subsidiaries of CTG for a purchase price of $1.00 per company, (c) Schiller agreed to resign as a director and officer of CTG and its subsidiaries, (d) Schiller agreed to transfer to CTG 1,190,000 shares of CTG's common stock, (e) Schiller agreed to enter into a consulting agreement with CTG and (f) Schiller waived certain rights he had in certain securities of CTG and/or its subsidiaries; and

                  WHEREAS, pursuant to a separate agreement (the "Wnuk Agreement"), Wnuk agreed, among other things, (a) to sell her employment agreement (the "Wnuk Employment Agreement") with CTG, (b) Wnuk agreed to resign as a director and officer of CTG and its subsidiaries, and (c) Wnuk waived certain right she had to compensation and to certain securities of CTG and/or its subsidiaries; and

                  WHEREAS, pursuant to a separate agreement (the "Kay/Hoskin Agreement"), Kay and Hoskin agreed to resign as directors of CTG and its subsidiaries; and

                  WHEREAS, the terms of the Schiller Agreement, the Wnuk Agreement, the Kay/Hoskin Agreement (collectively, the "Specified Agreements") and this Agreement have been negotiated with Edward D. Bright (the "Representative"), individually as a shareholder of CTG and as a representative of certain shareholders who are not affiliated with CTG, any of its subsidiaries or any of the Directors; and

                  WHEREAS, SISC's subsidiary, International Magnetic Imaging, Inc. and certain of its subsidiaries (collectively, "IMI"), are selling substantially all of their assets to Comprehensive Medical Imaging, Inc. ("CMI") pursuant to an asset purchase agreement (the "Purchase Agreement") dated January 28, 1998, by and among IMI, such subsidiaries and CMI, which sale is referred to as the "IMI Sale" and the closing for which is presently scheduled to occur on or about March 31, 1998; and

                  WHEREFORE, it is hereby agreed as follows:

A. Condition to, and Effectiveness of, the Specified Agreements and this Agreement.

                  1. The effectiveness of this Agreement and the Specified Agreements are conditioned upon the occurrence of the "Effectiveness Conditions." The Effectiveness Conditions shall mean (a) the closing of the IMI Sale pursuant to the Purchase Agreement by 11:59 p.m., New York City time on April 3, 1998, or such other date as may be agreed upon in writing by the Representative and the CTG Affiliates, (b) the receipt by Schiller or his designees of the Schiller Payments, as defined in the Schiller Agreement, contemporaneously with the closing of the IMI Sale and (c) the receipt by Wnuk of the Wnuk Payments, as defined in the Wnuk Agreement, contemporaneously with the closing of the IMI Sale. As used in this Agreement, the "effective time" shall mean such time as the Closing of the IMI Sale pursuant to the Purchase Agreement shall have been completed. As used in this Agreement, the receipt of the Schiller Payments or the Wnuk Payments shall mean the receipt by such persons of the payments provided for in the Schiller Agreement and the Wnuk Agreement, respectively, not subject to any lien, encumbrance or restriction.

                  2. If all of the Effectiveness Conditions shall not have occurred for any reason, this Agreement and the Specified Agreements shall terminate and be of no further force and effect, and no party shall have any right or obligation pursuant to either this Agreement or any of the Specified Agreements.

                  3. If the net proceeds from the IMI Sale to CTG after payment of the Schiller Payments, the Wnuk Payments and all other payments to be made from the proceeds of the IMI Sale shall be less than $9,100,000, the Representative shall have the right to terminate this Agreement and the Specified Agreements. In computing such net proceeds the IMI Escrow, as defined in the Schiller Agreement, shall be deemed to have been received by CTG. The computation of the net proceeds shall be based on a disbursement schedule provided to the Representative contemporaneously with the execution of this Agreement.

                  4. Any termination of this Agreement or the Specified Agreements shall be without prejudice to the rights of any parties to this Agreement, the Specified Agreements or the Representative to exercise any rights and to pursue any remedies they have or may have under existing agreements, under applicable law or as a result of any breach, prior to the termination of this Agreement, of the provisions of Paragraph E of this Agreement.

B.  Other Obligations Concerning Schiller.

                  1. Immediately prior to the effective time, Schiller shall sign CTG's Form 10-K for the year ended December 31, 1997, provided that such Form 10-K shall be reasonably satisfactory to Schiller in all material respects. Schiller shall also execute and file or cause to be filed a Form 8-K current report which describes the transactions provided for in this Agreement and the Specified Agreements which shall be reasonably satisfactory to Schiller in all material respects.

                  2. Schiller shall have the right to review and reasonably comment on the Form 10-K reports for Trans Global and Netsmart. If requested by either of such companies, Schiller shall execute such Form 10-K at the time of the closing of the IMI Sale. Any such filing executed by Schiller shall be reasonably satisfactory to Schiller in all material respects.

C.       Director Action; Releases and Covenants.

                  1. The Directors confirm that the board of directors of CTG has adopted and approved board resolutions authorizing the execution and performance of this Agreement, the Specified Agreements and the execution of all agreements, contracts and other documents necessary to effectuate the transactions contemplated by this Agreement and the Specified Agreements, all of which shall be in form and content reasonably satisfactory to the Representative and the officer(s) of CTG executing such agreements, contracts and other documents.

                  2. At the effective time, CTG, SISC and their respective subsidiaries and divisions, as Releasors, shall each execute and deliver to Schiller, Wnuk, Hoskin and Kay, as Releasees, releasing the Releasees from all claims that the Releasors may have against the Releasees as a result of any contract, agreement, understanding, or any tort or other claim, other than claims which may not be released under applicable law, all of which releases shall be in form and substance satisfactory to Schiller, Wnuk, Kay, Hoskin and the Representative. Such releases shall be substantially in the form annexed hereto as Exhibit 1.

                  3. At the effective time, Schiller, Wnuk, Hoskin and Kay, as Releasors, shall each execute and deliver to CTG, SISC and each of their subsidiaries and divisions, as Releasees, releasing the Releasees from all claims that the Releasors may have against the Releasees as a result of any contract, agreement, understanding, or any tort or other claim, including, but not limited to, any rights to stock, options, conversion rights or any rights to purchase any share of capital stock, any advances, unpaid wages, or benefits or any other claims, other than claims which may not be released under applicable law, all of which shall be in form and substance satisfactory to Schiller, Wnuk, Kay, Hoskin and the Representative. Such releases shall be substantially in the form annexed hereto as Exhibit 2.

                  4. Effective upon the closing of the IMI Sale and the payment of the Schiller Payments, the Directors shall elect three (3) or more individuals, who shall be designated in writing by the Representative prior thereto and shall be reasonably acceptable to the Directors, as successor directors of CTG, SISC and their respective subsidiaries. The number of directors shall be at the discretion of the Representative. The election of the successor directors shall take effect at the effective time.

                  5. If any Director shall be named as a defendant in any action based on a claim which relates, directly or indirectly, to their services as an officer or director of CTG, SISC or any of their subsidiaries, CTG shall indemnify them to the extent permitted by the laws of the State of New York. Such indemnification shall include the reimbursement by CTG of defense costs if permitted by applicable law.

                  6. Schiller agrees that, without making any commitments on behalf of any creditors of IMI or CTG, and without any compensation or other consideration, he will use his best efforts to negotiate reductions in amounts due to various creditors of IMI and CTG which are to be paid from the proceeds of the IMI Sale. Nothing in this subparagraph C.6 shall be construed in any manner to require a reduction in the Schiller Payments.

                  7. From the date hereof until the effective time, neither the individual CTG Affiliates nor members of their families shall exercise any options, warrants, conversion rights or other rights to purchase any shares of capital stock, or transfer or sell any capital stock, of CTG, SISC and their respective subsidiaries or divisions, or any options, warrants, conversion rights or other rights to purchase shares of such capital stock.

D.       Mutual Non-Disparagement Agreement.

                  1. Each party agrees that such party will not disparage any other party to this Agreement or the Representative, and the Representative, by consenting to this Agreement, agrees that he will not disparage any party to this Agreement.

                  2. As used in this Agreement the verb "to disparage" shall mean to make or induce others to make remarks, comments or statements of any kind, either orally or in writing or though the Internet or other computer media, which reflect adversely upon the character, professional ability or the conduct of a person.

E.       Corporate Governance.

                  1. From the date hereof until the effective time, except for the IMI Sale, the transactions provided for in this Agreement and transactions approved in advance and in writing by the Representative (which approval shall not be unreasonably withheld or delayed), CTG, SISC and their respective subsidiaries and divisions shall not:

                           (a)  terminate the employment or engagement of any
employee, officer, director, consultant of CTG, SISC and their respective subsidiaries and divisions, or change the compensation of any such person in any manner except as set forth in this Agreement;

                           (b)  grant or agree to grant to any employees,
consultants, officers or directors of CTG, SISC and their respective subsidiaries and divisions any increase in wages, salary, bonus or other compensation, remuneration or benefits, or become a party to any employment agreement, plan, or any consulting arrangement, or become a party to any contract or arrangement, providing for payment of bonuses, profit sharing, stock benefits, severance payments or retirement or other employment benefits;

                           (c)  authorize for issuance or issue, sell or deliver
any shares of capital stock of CTG, SISC and their respective subsidiaries and divisions or any securities or obligations convertible into or exchangeable for shares of such capital stock, or issue or grant any option, warrant, conversion right or other right to purchase any shares of such capital stock or make any other change in the capital structure of CTG, SISC or their respective subsidiaries and divisions, except for the issuance of stock upon the exercise of options or warrants which are held by persons who are not parties to this Agreement or affiliates of parties to this Agreement;

                           (d)  split, combine or reclassify any shares of
capital stock of CTG, SISC and their respective subsidiaries and divisions, or purchase, redeem or otherwise acquire, directly or indirectly, any shares of such capital stock;

                           (e)  voluntarily pay, incur, agree to incur, or agree
to become subject to, any debt or liability, except for:

                                (i)  liabilities for normal payables arising in
the ordinary course of business, other than payments due to finders, consultants or brokers fees, and

                                (ii)  other liabilities which do not exceed
$25,000 in the aggregate, provided that no such liability shall be incurred to or in favor of any CTG Affiliate;

                           (f)  guarantee, or agree to guarantee, the debts or
liabilities of any other person or entity;

                           (g)  make any loan or advance to any person who is an
officer, director, employee, shareholder, attorney or affiliate of CTG, SISC and their respective subsidiaries and divisions, other than routine advances for travel, meal and similar expenses incurred by persons other than the Directors and their affiliates, not to exceed $25,000 in the aggregate;

                           (h)  pay any liability of CTG or SISC other than
payroll;

                           (i)  terminate, modify, amend or enter into any
material contract, or grant any consent or waiver thereunder;

                           (j)  enter into or agree to enter into any material
commitment, other than commitments that are made in the ordinary course of business consistent with prior practice;

                           (k)  declare, set aside or pay any dividend or make
any other distribution with respect to or repurchase or redeem any shares of the capital stock of CTG, SISC, and their respective subsidiaries and divisions;

                           (l)  merge or consolidate with or agree to merge or
consolidate with, purchase or agree to purchase all or substantially all of the assets of, or otherwise acquire an interest in any corporation, partnership, or other business organization or acquire or lease any assets other than in the ordinary course of business;

                           (m)  sell, lease or otherwise dispose of or agree to
sell, lease or otherwise dispose of any material assets, properties, rights or claims of CTG, SISC and their respective subsidiaries or divisions, except sales of inventory that are in the ordinary course of business;

                           (n)  make any capital expenditure (including any
capitalized development expenditure).

                           (o)  mortgage, pledge or subject to any lien, charge
or encumbrance any assets, tangible or intangible, or capital stock, of CTG, SISC and their respective subsidiaries and divisions other than existing liens under existing agreements;

                           (p)  make any election, except for an election under
the Section 754 of the Internal Revenue Code, with respect to any taxes or returns affecting CTG, SISC and their respective subsidiaries and divisions; or

                           (q)  take any action to amend or otherwise change the
Certificate of Incorporation or By-laws of CTG, SISC or their respective subsidiaries or divisions.

                  2. From the date of this Agreement until the effective time, CTG, SISC and their respective subsidiaries and divisions shall:

                           (a)  use their best efforts to maintain the
properties and assets of CTG, SISC and their respective subsidiaries and divisions in accordance with sound business practice and in good condition, reasonable wear and tear excepted;

                           (b)  operate their respective businesses consistent
with prior practice;

                           (c)  use their best efforts to maintain and keep in
full force and effect all insurance on their respective assets and property and for the benefit of their employees, and all liability and other casualty insurance, and all bonds, if any, on personnel, presently carried, without material modification or other change;

                           (d)  use their respective best efforts to preserve
intact the organization of the CTG, SISC and their respective subsidiaries and divisions and their businesses, keep available the service of the present executives, employees and agents of CTG, SISC and their respective subsidiaries and divisions, and preserve the good will of suppliers, customers and others having business relationships with CTG, SISC and their respective subsidiaries and divisions; and

                           (e)  maintain the books, accounts and records of CTG,
SISC and their respective subsidiaries and divisions in the usual, regular and ordinary manner consistent with prior years.

                  3. Nothing in this Paragraph E shall be construed to prohibit or affect in any manner the ability of Netsmart or Trans Global to conduct their respective businesses in the normal course and any action in the normal course of business of Netsmart or Trans Global which would otherwise require approval of the Representative shall not require such approval if such transaction is approved by the president of Netsmart or Trans Global, as the case may be.

                  4. Without the consent of the Representative, the proceeds from the IMI Sale shall not be disbursed other than in accordance with the schedule provided to the Representative on the date of this Agreement or as may be otherwise consented to in writing by the Representative. Immediately prior to the closing of the IMI Sale, an officer or agent of CTG or IMI who is not a party to this Agreement and is reasonably acceptable to the Representative, shall provide written confirmation that the proceeds from the IMI Sale are to being disbursed in accordance with such schedule.

                  5. All agreements, documents, instruments, guarantees and undertakings to be given to or by CTG, SISC and their respective subsidiaries pursuant to this Agreement or any of the Specified Agreements shall be reasonably satisfactory in form and substance to the Representative.

                  6. None of the Specified Agreements shall be modified or amended without the written approval of the Representative.

F.       General.

              1. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

              2. Each provision of this Agreement has been agreed to and adopted by all of the parties and the Representative, with the advice of counsel after arms-length negotiations, and therefore, any ambiguity shall not be interpreted against any party as the drafter of the Agreement.

              3. Except as expressly set forth in this Agreement and the Specified Agreements, neither Schiller, Wnuk, Hoskin or Kay has made any representations or warranties to CTG, any party to the this Agreement or the Specified Agreements or the Representative.

              4. This Agreement shall be governed by the laws of the State of New York. The parties hereto recognize that in the event of a breach of this Agreement and each of the Specified Agreements, the remedy of money damages would be inadequate and the parties would be irreparably harmed. Accordingly, the parties also agree that the Representative, on behalf of CTG, shall be entitled to equitable relief, including injunction and specific performance in the event of any breach or threatened breach of the provisions of this Agreement and each of the Specified Agreements, in addition to all other remedies available at law or in equity.

              5. The signatories to this Agreement have negotiated this Agreement and the Specified Agreements with the Representative, on his own behalf as a shareholder of CTG and on behalf of certain other shareholders of CTG who are not affiliated with the named parties to this Agreement, and agree that the Representative, acting on his own behalf as a shareholder of CTG and/or on behalf of such other shareholders of CTG is an intended beneficiary of the representations, warranties, covenants and undertakings made by such signatories to this Agreement and each of the Specified Agreements.

              6. This Agreement, together with the Specified Agreements, constitutes the entire agreement of the parties as to its subject matter, superseding any and all prior or contemporaneous oral or prior written agreements, understandings and letters of intent and may not be modified or amended nor may any right be waived except by a writing which is signed by all parties, with the consent of the Representative, in the case of a modification or amendment, or by the party granting the waiver, in the case of a waiver.

                   [Balance of Page Intentionally Left Blank]

              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first aforesaid.

                                      CONSOLIDATED TECHNOLOGY GROUP LTD.


                                      By:_______________________________


                                      SIS CAPITAL CORPORATION


                                      By:____________________
                                         Lewis S. Schiller


                                         ____________________
                                         Grazyna B. Wnuk


                                         ____________________
                                         E. Gerald Kay


                                         ____________________
                                         Norman J. Hoskin


The undersigned, individually and as representative of certain shareholders of CTG, hereby consents to the foregoing Agreement and the Specified Agreements and confirms that if the parties to this Agreement and the Specified Agreements comply in all material respects with the provisions of this Agreement and the Specified Agreements, he will not take, or aid or assist others in taking, any action which has or may have the effect of preventing the implementation of the provisions of this Agreement and the Specified Agreements.



                                         Edward D. Bright
                                         ________________